EXHIBIT 99.1
A10 Networks Reports Record Quarterly Revenue of $72.1 Million,
up 10.2% Driven by Balanced Product, Customer and Regional Mix

Product revenue growth of 13% and security-led solutions continue to drive growth;
Company re-affirms full-year outlook, raises dividend and announces new $50 million buyback

SAN JOSE, Calif., November 1, 2022 -- A10 Networks (NYSE: ATEN), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its third quarter and nine-month period ended September 30, 2022.

Third Quarter 2022 Financial Summary
• Revenue of $72.1 million, up 10.2% year-over-year.
• Revenue growth was broad-based, with increases in North America, APJ, EMEA and Latin America, and from both Enterprise and Service Provider customers. Enterprise sales grew 17%, and Service Provider sales grew 6%, demonstrating strong revenue diversification.
• GAAP gross margin of 79.5%; non-GAAP gross margin of 80.2% as a result of better product mix and continued successful navigation of short-term input cost pressures.
• GAAP net income of $12.1 million, or $0.16 per diluted share, compared with GAAP net income (inclusive of a non-recurring $65.4 million income tax benefit related to sustained profitability) of $74.9 million, or $0.94 per diluted share in the third quarter of 2021.
• Non-GAAP net income of $15.9 million, or $0.20 per diluted share, compared with non-GAAP net income of $13.7 million, or $0.17 per diluted share in the third quarter of 2021.
• Adjusted EBITDA of $21.3 million, representing 29.5% of revenue, in line with stated business model goals.
• A10 repurchased approximately 3.7 million shares during the quarter at an average price of $12.77 for a total of $47.5 million and issued $3.8 million in cash dividends.
• The Board of Directors approved a 20% increase in its quarterly cash dividend to $0.06 per share, payable on December 1, 2022 to stockholders of record at the close of business on November 15, 2022.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“A10 is consistently achieving revenue and EPS targets despite a variety of macro headwinds in all regions,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “This demonstrates robust demand for our proprietary security-led solutions, disciplined execution, and a focus on diversification that drives sustainability. We have positioned our business to avoid concentration in any single geography, any specific customer type, or any isolated product offering, and this diversification enables consistent execution despite economic, supply chain, and geopolitical challenges. Customer-centric technical innovation, global commercial execution and focus on driving the business model are bolstering our sustainability and driving continued success.”

“From a profitability standpoint, we maintained gross margins of approximately 80%, and we delivered record non-GAAP operating income and EBITDA margin, reflecting strong execution and an ability to navigate supply chain challenges and input cost pressures,” added Mr. Trivedi. “This performance enabled us to repurchase more than $47.5 million of our stock, in both negotiated and open-market transactions, materially reducing our capitalization. Additionally, ongoing strength in our business positioned us to increase the quarterly dividend by 20% and authorize a new $50 million stock repurchase plan. Simultaneously, we are strategically investing in technology, furthering our ability to capture market share and reinforcing our differentiators and driving durability for our business model despite macroeconomic conditions. We again reiterate our full year targets of top line growth of 10 – 12% and Adjusted EBITDA margins in the range of 26 – 28% of revenue.”

Conference Call
Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, November 1, 2022, to discuss these results. Interested parties may access the conference call by dialing (833) 927-1758 (toll-free) or (929) 526-1599 and referencing access code: 059416.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven days and may be accessed by dialing (866) 813-9403 (toll-free) or (929) 458-6194 and entering the passcode 030371.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our anticipated future financial results, quarterly dividend payments, drivers of growth, demand, supply chain challenges, positioning, growth and EBITDA expectations. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the impact of the COVID-19 pandemic on our business and the business of our customers; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 8, 2022. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables and Exhibit 99.2 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this release contain certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition, (iii) global distribution center transition expense and (iv) release of deferred tax asset valuation allowance. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, and (ii) global distribution center transition expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) global distribution center transition expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) global distribution center transition expense. We define Adjusted EBITDA as our GAAP net income excluding (i) interest expense (if any), (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) benefit from (provision for) income taxes, (v) stock-based compensation and related payroll tax and (vi) global distribution center transition expense.

We have included our non-GAAP net income, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses and Adjusted EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue:
Products	$45,104	$39,815	$123,624	$104,718
Services	26,955	25,545	79,080	74,653
Total revenue	72,059	65,360	202,704	179,371
Cost of revenue:
Products	10,191	7,859	28,342	23,160
Services	4,574	5,335	12,747	16,163
Total cost of revenue	14,765	13,194	41,089	39,323
Gross profit	57,294	52,166	161,615	140,048
Operating expenses:
Sales and marketing	21,605	21,354	66,159	60,195
Research and development	14,360	13,578	41,483	41,050
General and administrative	5,661	6,931	17,160	17,260
Total operating expenses	41,626	41,863	124,802	118,505
Income from operations	15,668	10,303	36,813	21,543
Non-operating income (expense), net:
Interest income	432	66	736	306
Other income (expense), net	(871)	(264)	(1,204)	(1,799)
Non-operating income (expense), net	(439)	(198)	(468)	(1,493)
Income before provision for (benefit from) income taxes	15,229	10,105	36,345	20,050
Provision for (benefit from) income taxes	3,116	(64,781)	7,467	(64,109)
Net income	$12,113	$74,886	$28,878	$84,159
Net income per share:
Basic	$0.16	$0.97	$0.38	$1.09
Diluted	$0.16	$0.94	$0.37	$1.05
Weighted-average shares used in computing net income per share:
Basic	75,881	77,149	76,191	76,885
Diluted	77,679	79,927	78,454	79,803

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP net income	$12,113	$74,886	$28,878	$84,159
Non-GAAP items:
Stock-based compensation and related payroll tax	3,798	4,201	10,423	11,433
Amortization expense related to acquisition	—	—	—	505
Global distribution center transition expense	—	(1)	—	2,946
Release of deferred tax asset valuation allowance	—	(65,417)	—	(65,417)
Total non-GAAP items	3,798	(61,217)	10,423	(50,533)
Non-GAAP net income	15,911	13,669	39,301	33,626
Income tax effect of non-GAAP items (1)	(2,831)	(2,952)	(5,876)	(5,876)
Non-GAAP net income, as adjusted for income tax effect of non-GAAP items (2)	$13,080	$10,717	$33,425	$27,750

GAAP net income per share:
Basic	$0.16	$0.97	$0.38	$1.09
Diluted	$0.16	$0.94	$0.37	$1.05
Non-GAAP items:
Stock-based compensation and related payroll tax	0.04	0.05	0.13	0.14
Amortization expense related to acquisition	—	—	—	0.01
Global distribution center transition expense	—	—	—	0.04
Release of deferred tax asset valuation allowance	—	(0.82)	—	(0.82)
Total non-GAAP items	0.04	(0.77)	0.13	(0.63)
Non-GAAP net income	0.20	0.17	0.50	0.42
Income tax effect of non-GAAP items (1)	(0.03)	(0.04)	(0.07)	(0.07)
Non-GAAP net income per share, as adjusted for income tax effect of non-GAAP items: (2)
Basic	$0.17	$0.14	$0.44	$0.36
Diluted	$0.17	$0.13	$0.43	$0.35
Weighted average shares used in computing net income per share:
Basic	75,881	77,149	76,191	76,885
Diluted	77,679	79,927	78,454	79,803

(1)For the three and nine months ended September 30, 2022 this represents the tax impact using estimated tax rates of 17.8% and 15.0%, respectively. For the three and nine months ended September 30, 2021 this represents the tax impact using estimated tax rates of 21.6% and 17.5%, respectively.

(2)Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because all companies may not calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	September 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$32,131	$78,925
Marketable securities	95,642	106,117
Accounts receivable, net of allowances of $319 and $543, respectively	73,500	61,795
Inventory	21,289	22,462
Prepaid expenses and other current assets	15,023	14,720
Total current assets	237,585	284,019
Property and equipment, net	17,958	10,692
Goodwill	1,307	1,307
Deferred tax assets, net	65,557	65,773
Other non-current assets	30,254	31,294
Total assets	$352,661	$393,085
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,045	$6,852
Accrued liabilities	41,472	36,101
Deferred revenue	74,762	73,132
Total current liabilities	122,279	116,085
Deferred revenue, non-current	51,405	48,499
Other non-current liabilities	18,243	19,613
Total liabilities	191,927	184,197
Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 86,790 and 84,717 shares issued and 73,406 and 77,423 shares outstanding, respectively	1	1
Treasury stock, at cost: 13,384 and 7,294 shares, respectively	(134,934)	(55,677)
Additional paid-in-capital	460,884	446,035
Dividends paid	(15,392)	(3,880)
Accumulated other comprehensive income	(1,341)	(229)
Accumulated deficit	(148,484)	(177,362)
Total stockholders' equity	160,734	208,888
Total liabilities and stockholders' equity	$352,661	$393,085

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net income	$28,878	$84,159
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,539	7,044
Stock-based compensation	9,818	10,848
Release of deferred tax asset valuation allowance	—	(65,417)
Other non-cash items	49	786
Changes in operating assets and liabilities:
Accounts receivable	(11,090)	4,418
Inventory	530	1,438
Prepaid expenses and other assets	(2,574)	1,905
Accounts payable	(914)	(1,086)
Accrued liabilities	4,001	(11,309)
Deferred revenue	4,536	8,417
Net cash provided by operating activities	38,773	41,203
Cash flows from investing activities:
Proceeds from sales of marketable securities	6,252	5,865
Proceeds from maturities of marketable securities	48,248	70,870
Purchases of marketable securities	(45,699)	(104,732)
Purchases of property and equipment	(8,261)	(3,387)
Net cash provided by (used in) investing activities	540	(31,384)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	4,662	3,750
Repurchase of common stock	(79,257)	(11,213)
Payments for dividends	(11,512)	—
Net cash used in financing activities	(86,107)	(7,463)
Net increase (decrease) in cash and cash equivalents	(46,794)	2,356
Cash and cash equivalents—beginning of period	78,925	83,281
Cash and cash equivalents—end of period	$32,131	$85,637

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$642	$122
Purchases of property and equipment included in accounts payable	$108	$9

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP gross profit	$57,294	$52,166	$161,615	$140,048
GAAP gross margin	79.5%	79.8%	79.7%	78.1%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	489	391	1,248	1,335
Global distribution center transition expense	—	13	—	538
Non-GAAP gross profit	$57,783	$52,570	$162,863	$141,921
Non-GAAP gross margin	80.2%	80.4%	80.3%	79.1%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP total operating expenses	$41,626	$41,863	$124,802	$118,505

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,309)	(3,810)	(9,175)	(10,098)
Amortization expense related to acquisition	—	—	—	(505)
Global distribution center transition expense	—	14	—	(2,408)
Non-GAAP total operating expenses	$38,317	$38,067	$115,627	$105,494

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP income from operations	$15,668	$10,303	$36,813	$21,543
GAAP operating margin	21.7%	15.8%	18.2%	12.0%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,798	4,201	10,423	11,433
Amortization expense related to acquisition	—	—	—	505
Global distribution center transition expense	—	(1)	—	2,946
Non-GAAP operating income	$19,466	$14,503	$47,236	$36,427
Non-GAAP operating margin	27.0%	22.2%	23.3%	20.3%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
GAAP net income	$12,113	$74,886	$28,878	$84,159
GAAP net income margin	16.8%	114.6%	14.2%	46.9%

Exclude: Interest and other (income) expense, net	439	198	468	1,493
Exclude: Depreciation and amortization	1,827	2,291	5,539	7,044
Exclude: Provision for income taxes	3,116	(64,781)	7,467	(64,109)
EBITDA	17,495	12,594	42,352	28,587
Exclude: Stock-based compensation and related payroll tax	3,798	4,201	10,423	11,433
Exclude: Global distribution center transition expense	—	(1)	—	2,946
Adjusted EBITDA	$21,293	$16,794	$52,775	$42,966
Adjusted EBITDA margin	29.5%	25.7%	26.0%	24.0%